                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        001-12522                13-3714474
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(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 File Number)             Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                  12701
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   (Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (845) 807-0001
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     Empire  Resorts,  Inc. has been advised that on July 18, 2005, Mr. Franklin
Keel, the Regional  Director of the Eastern  Regional  Division of the Bureau of
Indian Affairs sent letters to two groups of members of the Cayuga Nation of New
York (the "CAYUGA NATION") currently seeking federal recognition of their tribal leadership.  Mr. Keel did not grant federal  recognition  to either  group,  but offered to assist with mediation or other means of conflict resolution. Although the degree to which the Cayuga  Nation  honors Empire  Resorts,  Inc.'s  current agreements  with respect to the planned Cayuga  Catskill Resort is ultimately an internal matter for the Cayuga Nation, the question of federal  recognition is a matter that may affect the approval process for any management  agreement by the
National  Indian  Gaming  Commission.  Empire  Resorts,  Inc. has  indicated its support for efforts to resolve the leadership and federal  representation issues as promptly as possible through mediation or other conflict resolution means.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.

Dated: July 27, 2005                     By:/s/ Ronald J. Radcliffe
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                                            Name: Ronald J. Radcliffe
                                            Title: Chief Financial Officer